EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2021
EARNINGS PER SHARE
Schedule of Basic net income loss per share
	2021	2020
Numerator for Basic and Diluted Earnings Per Share:
Net income (loss)	$(15,594,682)	$820,786
Denominator for Basic Earnings Per Share:
Weighted Average Shares	16,423,335	13,270,097
Potentially Dilutive Common Shares	-	37,698
Adjusted Weighted Average Shares	16,423,335	13,307,795
Basic and Diluted Net Income (Loss) per Share	(0.95)	0.06

Schedule of diluted net loss per share
	2021	2020
Common Stock Warrants	3,567,827	-
Common Stock Options	37,000	-
Convertible Debt	218,977	-
Total	3,823,804	-